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                                                                EXHIBIT 23.1

                   CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement of Austins Steaks & Saloon, Inc. on Form S-8 (File No. 33-92196) of our report dated March 6, 1998, on our audit of the consolidated financial statements of Austins Steaks & Saloon, Inc. as of December 31, 1997 and for the year then ended, which report is included in this Annual Report on Form 10-KSB.


                                       PricewaterhouseCoopers LLP



Omaha, Nebraska
March 26, 1999


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